UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2011
Date of Report (Date of earliest event reported)

SUSPECT DETECTION SYSTEMS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141211 (Commission File Number)	98-0511645 (IRS Employer Identification No.)

150 West 56th Street
 Suite 4005
  New York, NY 10019
 (Address of principal executive offices)

(212) 977-4126
(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant

On February 4, 2011, Suspect Detection Systems, Inc. (the “Company”) changed its principal independent accountants.  On such date, the Company dismissed Etania Audit Group P.C. (formerly Davis Accounting Group P.C.)  (“Etania Audit Group”) from serving as its independent registered public accounting firm and the Company retained Yarel and Partners CPA’s as its principal independent accountants.  The decision to change accountants was approved by the Company’s Board of Directors.

The Termination of Etania Audit Group

Etania Audit Group was the independent registered public accounting firm for the Company’s from October 5, 2006 (inception) until February 4, 2011.  None of Etania Audit Group’s reports on the Company’s financial statements from October 5, 2006 until February 4, 2011, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Etania Audit Group, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Etania Audit Group served as the Company’s independent registered public accounting firm.

However, the report of Etania Audit Group, dated March 26, 2010, on our consolidated financial statements as of and for the year ended December 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Company has provided Etania Audit Group with a copy of this disclosure and has requested that Etania Audit Group furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from Etania Audit Group addressed to the Securities and Exchange Commission dated February 7, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Yarel and Partners CPA’s

Prior to February 4, 2011, the date that Yarel and Partners CPA’s, was retained as the principal independent accountants of the Company:

(i)
The Company did not consult Yarel and Partners CPA’s regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

(ii)
Neither a written report was provided to us nor oral advice was provided that Yarel and Partners CPA’s that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(iii)
The Company did not consult Yarel and Partners CPA’s regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated February 7, 2011, from Etania Audit Group P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2011
Suspect Detection Systems, Inc.

By:	/s/ Gil Boosdian
Name:	Gil Boosidan
Title:	Chief Executive Officer